UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2025

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14501 N Fwy, Fort Worth, Texas 76177
(Address of Principal Executive Offices) (Zip Code)

682 549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2025, the Board of Directorts (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), which became effective immediately. Among other things, Second Amended and Restated Bylaws added a new Section 7.5(b) to Article 7, which provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any action asserting a claim arising under the Securities Act of 1933, as amended, against any person or entity in connection with any offering of the Company’s securities.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on February 4, 2025 (the “Annual Meeting”), the stockholders of the Company: (i) elected Shaun Mara, John E. Moore III, David A. Pace, Terence C. O’Brien, Bradley L. Radoff and Waheed Zaman to serve as directors of the Company for a one-year term of office expiring at the annual meeting for the fiscal year ending June 30, 2025 and until their successors are elected and duly qualified; (ii) ratified the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024; (iii) approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers; and (iv) approved, on an advisory basis, one year as the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers.

As of the close of business on December 19, 2024, the record date for the Annual Meeting, there were 21,351,396 shares of Common Stock, par value $1.00 per share (“Common Stock”), outstanding, with each share of Common Stock entitled to one vote. The holders of 17,454,605 shares of Common Stock were present in person or represented by proxy during the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, against, withheld or number of abstentions and number of broker non-votes.

Proposal No. 1 – To elect six directors to the Board for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Shaun Mara	10,043,171	1,820,423	5,591,011
John E. Moore III	10,877,133	986,461	5,591,011
David A. Pace	10,645,786	1,217,808	5,591,011
Terence C. O’Brien	9,395,052	2,468,542	5,591,011
Bradley L. Radoff	8,901,649	2,961,945	5,591,011
Waheed Zaman	10,370,633	1,492,961	5,591,011

Proposal No. 2 – To ratify the selection of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,910,025	512,067	32,513	-

Proposal No. 3 – To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,176,156	1,525,624	161,814	5,591,011

Proposal No. 4 – To hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
10,511,114	236,886	507,724	607,870	5,591,011

As provided in Item 5.07(d) of Form 8-K, in light of these results, and consistent with the Board’s recommendation, the Company will continue to hold future advisory votes to approve the compensation paid to the Company’s named executive officers on an annual basis, until such time that the frequency vote is next presented to stockholders or until the Board determines otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Farmer Bros. Co., effective February 5, 2025
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 10, 2025

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer